Events occurring after the reporting period	6 Months Ended
Jun. 30, 2023
Text Block [Abstract]
Events occurring after the reporting period
18. Events occurring after the reporting period
The Group evaluated subsequent events for recognition or disclosure through August 17, 2023.
On July 19, 2023, the Group closed a private placement transaction of 2,419,818 ordinary shares with a subscription price of $14.46 per ordinary share with BMS. The Group received gross proceeds of approximately $35 million, before deducting transaction expenses and intends to use the net proceeds to fund the continued research and development of the
Group’s
pipeline, the manufacturing and production of product candidates and for working capital.
After the reporting period, the Group issued 1.8 million shares under the ATM agreement with SVB Securities LLC and collected a gross amount of €20.4 million ($22.2 million).